SUPPLEMENT TO THE PROSPECTUS
                                       OF
                      EVERGREEN FLORIDA MUNICIPAL BOND FUND
                EVERGREEN FLORIDA HIGH INCOME MUNICIPAL BOND FUND
            (each individually a "Fund" or collectively the "Funds")



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                                  SPECIAL OFFER

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         For the period  April 1, 1998  through  April 30,  1998 (the  "Offering
Period"), Evergreen Distributor, Inc. ("EDI"), the principal underwriter for each of the above Funds, will waive the front-end sales charge on purchases of Class A shares of the Funds during the Offering Period. Purchases of Class A shares during the Offering Period will be at net asset value.

         EDI will pay the selling broker a commission of 2% of the offering price on sales of Class A shares of a Fund during the Offering Period.

         Class A shares of a Fund purchased during the Offering Period and redeemed or exchanged within one year of the date of purchase will be subject to a contingent deferred sales charge of 1% of: (1) the lesser of the net asset value of the shares redeemed or exchanged; or (2) the net asset value at the time of purchase of such shares.

         EDI reserves the right to terminate this special offer at any time prior to the expiration of the Offering Period. EDI further reserves the right to terminate this special offer prior to the expiration of the Offering Period when aggregate sales of Class A shares reach $100,000,000 for Evergreen Florida Municipal Bond Fund and $50,000,000 for Evergreen Florida High Income Municipal Bond Fund.











March 31, 1998



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